Exhibit 99.8

*****NOT FOR DISTRIBUTION*******

Chuy’s Master Employee FAQ

Acquisition Overview

Q: What did Chuy’s announce today?

•	Today, we’re excited to announce that Chuy’s has entered into an agreement to be acquired by Darden Restaurants.

•	This marks a significant new chapter in our company’s history and opens up unprecedented opportunities for growth and expansion.

Q: Who is Darden?

•

Darden is a world-class restaurant company located in Orlando, Florida, featuring a portfolio of iconic brands — Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar’s Scratch Kitchen, The Capital Grille, Seasons 52, Eddie V’s and Bahama Breeze.

•	Led by some of the best operators in the industry, they own and operate more than 2,000 restaurants that generate $11 billion in annual sales and employ more than 190,000 team members.

Q: Why is Darden buying Chuy’s?

•

Chuy’s is a strong, differentiated brand that complements Darden’s portfolio by allowing Darden to compete in a new dining category that they aren’t competing for today. We also have ample runway for new restaurant growth and the ability to make a meaningful impact to Darden’s financial performance. Further, we’re a strong cultural fit. Our companies share a similar operating philosophy as well as the same passion for our people.

Q: When will the deal close?

•

We anticipate to close as early as mid-October, subject to customary closing conditions. Until then, it’s business as usual, and we must maintain our focus on delivering exceptional experiences to our customers.

Q: What needs to happen before that can take place?

•	The Boards of both companies have already approved the transaction. The closing is subject to customary conditions for a deal of this type.

Q: Has Darden acquired a brand before?

•

This will be the seventh brand Darden has acquired since 2007 and they have significant experience in this process. They have an experienced team, who just completed the integration of Ruth’s Chris Steak House over the past year, ready to manage the integration to ensure it proceeds as smoothly and quickly as possible.

Benefits and Impact

Q: How will Chuy’s benefit from joining Darden?

•

Being part of Darden — benefitting from their competitive advantages, infrastructure and expertise in developing and nurturing brands — will enable us to continue investing in our future. The growth we will be able to achieve as part of Darden also means more opportunities for our team members. We will be stronger as part of the Darden family and we will make Darden a stronger company.

Q: Who will benefit the most from this deal?

•	We believe this is truly a win-win situation for both parties.

•	Chuy’s will help Darden compete in the Tex-Mex casual dining segment, and Darden will enhance our overall growth potential as a result of Darden’s resources and experience.

•	The resulting combination will provide even greater value to our customers and more opportunities for our employees.

Integration and Operations

Q: How will Chuy’s be incorporated into Darden?

•	We’ll continue to operate as the Chuy’s our customers know and love.

•	Chuy’s will operate as a distinct brand within Darden’s portfolio, with our leadership reporting into Darden’s broader structure.

•	We will be integrating our headquarter operations to Darden’s location in Orlando, Florida following the close of the deal and a transition period.

•	Specific roles and any changes to structure will be determined as we move forward with the integration process, and we will share next steps on the integration process at the appropriate time.

Q: How does our culture align with Darden’s?

•

There are incredible similarities in how we lead our teams and run our restaurants. Our shared beliefs and values will help ensure a smooth transition as we continue delivering exceptional guest experiences.

Q: How might the culture of Chuy’s change?

•

Darden wants to preserve the unique culture that has made Chuy’s successful since 1982. Both companies are culturally aligned — we share a similar operating philosophy, as well as the same passion for our team member culture. Together, we will be able to make an impact on even more team members and guests.

Q: Does Darden plan to grow the Chuy’s brand?

•	Yes. There is ample runway for growth, which is one of the reasons they were attracted to us.

Q: How long will the integration take to be completed?

•	While we do not have a specific timetable for integration, our goal is to begin the process as soon as possible after the deal closes.

Q: Will there be changes to Chuy’s menu?

•	Our commitment to high-quality, made-from-scratch Tex-Mex cuisine remains unchanged. We’ll continue to offer generous portions at competitive prices.

Q: Will we be closing any of Chuy’s existing locations as part of the deal?

•	No. There are no plans to close or sell any locations.

Q: Were the recent closures a part of this move?

•	No. Any previous closures prior to this announcement have been unrelated.

Impact on Restaurant Employees

Q: Will our restaurant management teams remain the same?

•	Yes. Nothing changes.

Q: What operational changes can our restaurant managers expect?

•

Nothing changes in the short term. Throughout the integration process, we will evaluate how Darden’s systems and support can improve our ability to take care of our guests and team members. And where we find opportunities, we will work to integrate new support mechanisms in a way that does not disrupt restaurant operations.

Q: Is my job in our restaurant going away?

•	No. Darden is committed to operating our restaurants with the same great teams we have in place today.

Q: Will my GM change?

•	No. Darden is committed to operating our restaurants with the same great teams we have in place today.

Q: Who will have ultimate control over restaurant operations – Darden or Chuy’s?

•	Each brand within Darden is responsible for the operation of their restaurants. The brands benefit from the strength of Darden’s support structure.

Q: Do I need to start doing anything differently tomorrow?

•	No. It’s business as usual. We need to stay focused on the business at hand — delivering great guest experiences.

Q: Will my compensation change?

•	Your compensation remains the same in the short term, and we are committed to sharing information should that change.

Q: Will my tenure at Darden include my service at Chuy’s?

•	Yes. Darden has a history of honoring tenure when they acquire new brands.

Q: Will this affect the way I receive my pay?

•	Nothing changes for you in the short term. After the deal closes, you will receive more information about Darden, its pay practices and the company’s Total Rewards programs.

Q: How long will we stay in our current benefits packages?

•	Formal transition dates for our programs, including benefits, are still being determined, and we are committed to communicating information as decisions are made.

Q: What types of benefits does Darden offer?

•

Darden offers a broad array of health, retirement, leave and voluntary programs to our eligible salaried and hourly team members. After the deal closes, you will receive more information about Darden and the company’s Total Rewards programs.

Q: Will I be able to transfer jobs to a different Darden brand?

•	We don’t know the answer to that question right now. But we’ll address it as soon as we have an answer.

Q: How will we be updated on what is happening?

•	Our communications plan includes keeping you updated on key milestones throughout the process.

Impact on Home Office Employees

Q: What are the implications for Chuy’s home office employees?

•

Darden’s strong culture is supported by our Restaurant Support Center (RSC) team working together under one roof. For Chuy’s to benefit from Darden’s competitive advantages, we will consolidate the support functions to the RSC in Orlando. As we determine the right support structure for Chuy’s and Darden, there may be opportunity for some — though not all — to be offered positions and relocation to the RSC.

Q: Why is the company moving its headquarters?

•

As part of our acquisition by Darden Restaurants, we’ll be integrating our home office operations with Darden’s headquarters in Orlando. This move allows us to better leverage Darden’s resources and expertise.

Q: Will my tenure at Darden include my service at Chuy’s?

•	Yes. Darden has a history of honoring tenure when they acquire new brands.

Q: How many team members do you expect will transition to Darden’s support center?

•

As we begin integration, we will determine the right support structure for Chuy’s, and opportunities that may be available at Darden’s Restaurant Support Center in Orlando. Right now, it’s too early in the process to speculate about exact numbers. Throughout this process, everyone will be treated fairly and with respect.

Q: Will there be any layoffs? If so, how many and what is the timetable?

•

For us to benefit from Darden’s competitive advantages, we will need to consolidate the support functions that are located in the Austin home office. However, it would be premature to speculate on exact numbers at this time. Everyone will remain employed for at least 120 days after the closing of the deal.

Q: When will I know if I am being offered a position at Darden?

•

Within the first 60 days following the closing of the transaction, you will know if you will be offered a position at the Restaurant Support Center in Orlando or, if not, whether additional time beyond the 120 days will be needed to support the integration process.

Q: What will happen if I am not offered a position or choose not to accept the position?

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Each of you who stay until the final date your role is needed for transition will receive a retention bonus. This will be equal to 50% of your salary starting with the close of the transaction until you are offered a permanent position or until the final date your role is needed.

•	If you are not offered a position or choose not to accept the position, and you stay until the final date your role is needed for transition, you will also receive...

•	A prorated 2025 target bonus based on the number of weeks worked after December 29, 2024, the end of Chuy’s current fiscal year.

•	A severance and outplacement package that includes support to help you during your transition.

Q: What types of benefits does Darden offer?

•

Darden offers a broad array of health, retirement, leave and voluntary programs to our eligible salaried and hourly team members. After the deal closes, those offered roles with Darden will receive more information about the company’s Total Rewards programs.

Q: When exactly will the move take place?

•

While we don’t have a specific date yet, the move will occur after the deal closes, which we expect to happen in the coming months, followed by a transition period. We’ll keep all employees informed of important milestones throughout the process.

Q: Will all employees be required to relocate?

•	All home office employees that are offered a role at Darden’s Restaurant Support Center will be required to relocate to Orlando.

Q: Do I need to start doing anything differently tomorrow?

•	No, it’s business as usual. We need to stay focused on the business at hand — providing great support to our restaurant teams.

Q: How long will we stay in our current benefits packages?

•	Formal transition dates for our programs, including benefits, are still being determined, and we are committed to communicating information as decisions are made.

Q: Will the company provide relocation assistance? What does it cover?

•	Specific details will be communicated to employees offered positions at the RSC in Orlando.

Q: How will this affect our compensation and benefits?

•

Immediately after close, your base salary and benefits will remain the same, and each of you will receive your 2024 target bonus as regularly scheduled in accordance with your current bonus guidelines. Those offered a position at the Restaurant Support Center in Orlando will receive more information about Darden’s compensation packages.

Q: Will there be changes to job roles or responsibilities due to the move?

•	While some changes may occur as we integrate with Darden, our priority is ensuring a smooth transition that preserves Chuy’s unique culture and operational excellence.

Q: Will there be opportunities for remote work or flexible arrangements?

•	Such arrangements will be discussed as we progress through the integration process.

Q: How will this move affect the company culture?

•

Our commitment to preserving Chuy’s unique culture remains unwavering. As we say, “If you’ve seen one Chuy’s, you’ve seen one Chuy’s.” Our strong culture is the backbone of Chuy’s and that will not change.

Q: Will we offer any early retirement packages?

•	There are no plans to offer any early retirement packages at this time.

Q: How will this impact our current projects and deadlines?

•	We’re committed to maintaining our focus on current operations and projects as we close this transaction.

Q: Will there be opportunities for advancement in the new location?

•	As we determine the right support structure for Chuy’s and Darden, there may be opportunity for some — though not all — to be offered positions and relocation to the RSC in Orlando.

Q: What will happen to our current office space?

•	We will address this as we progress through the integration process.

Q: How can employees get more information or ask additional questions as they arise?

•	We have an open door policy for questions and concerns throughout this process. Employees are encouraged to bring any additional questions or concerns to their managers or HR representatives.

Q: How will we be updated on what is happening?

•	Our communications plan includes keeping you updated on key milestones throughout the process.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Chuy’s Holdings, Inc. (the “Company”) plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the Company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available to stockholders of the Company free of charge on the Company’s website at https://www.chuys.com or by written request to our Corporate Secretary at 1623 Toomey Road, Austin, TX 78704, Attn: Corporate Secretary.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024, its Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024, its Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on June 13, 2024, and in other documents filed with the SEC by the Company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement and the possibility of any termination of the merger agreement and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “goal,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the Company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the Company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (6) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) actual number of restaurant openings; (8) the sales at the Company’s restaurants; (9) changes in restaurant development or operating costs, such as food and labor; (10) the Company’s ability to leverage its existing management and infrastructure; (11) changes in restaurant pre-opening expense, general and administrative expenses, capital expenditures, effective tax rate, impairment, closed restaurant and other costs; (12) strength of consumer spending and (13) conditions beyond the Company’s control such as timing of holidays, weather, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by law.